UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 5, 2015

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	_333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01.

REGULATION FD DISCLOSURE

ITEM 8.01.

OTHER EVENTS

On November 2, 2015, Magellan Gold Corporation (“Magellan or the “Company”) issued a news release reporting the geochemical results of seven rock chip samples taken across vein deposits containing silver, fluorspar, barite and lead-zinc mineralization at its Silver District Project located in La Paz County, southwest Arizona.

On October 5, 2015, Magellan issued a news release announcing that it had added key property holdings at its advanced exploration Silver District Project in La Paz County, southwest Arizona.

In October 2015 Magellan posted a management presentation on its website, which focused on the Company and its Silver District Project located in southwest Arizona.

Copies of the two news releases and the management presentation are filed respectively as Exhibits 99.1, 99.2 and 99.3 hereto.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3 that is required to be disclosed solely by Regulation FD.

Item 9.01

   Financial Statements and Exhibits

Exhibits No.

Exhibit

99.1

News release dated November 2, 2015

99.2

News release dated October 5, 2015

99.3

Management presentation dated October 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: November 3, 2015	By; /s/ John C. Power
John C. Power, President